Exhibit 99.1

The Phoenix Companies, Inc.
Financial Supplement

Wall Street Coverage		Transfer Agent and Registrar
Firm	Analyst	For information or assistance regarding your account, please contact our transfer agent and registrar:
Barclays Capital	Eric Berg
Credit Suisse Securities (USA)	Tom Gallagher	The Phoenix Companies, Inc. C/O BNY Mellon Shareowner Services
Dowling & Partners	Paul Goulekas / Sean Rourke	P.O. Box 358015, Pittsburgh, PA 15258
JP Morgan	Jimmy Bhullar	Toll-free: 1-800-490-4258 Int'l: 201-680-6823
Langen McAlenney	Robert Glasspiegel	TDD: 800-231-5469, Int'l TDD: 201-680-6610
Raymond James & Associates	Steven Schwartz	E-mail: shrrelations@bnymellon.com
UBS	Andrew Kligerman	Web: www.bnymellon.com/shareowner/isd

For More Information

To receive additional information, including financial supplements and Securities and Exchange Commission filings along with access to other shareholder services, visit the Investor Relations Section on our Web site at Phoenixwm.com or contact our Investor Relations Department at:

Shareholder Information
Security Listings		The Phoenix Companies, Inc.
The common stock of The Phoenix Companies, Inc. is traded on the New York Stock Exchange (NYSE) under the symbol "PNX." Our 7.45 percent bond is traded on the NYSE under the symbol "PFX."		Investor Relations
One American Row
P.O. Box 5056, Hartford, CT 06102-5056
Phone: 1-860-403-7100
Fax: 1-860-403-7880
e-mail: pnx.ir@phoenixwm.com

For more information on our products and services, call your Phoenix representative or visit our Web site at Phoenixwm.com.

In managing our business, we analyze our performance on the basis of “operating income” which does not equate to net income as determined in accordance with GAAP. Rather, it is the measure of profit or loss used by our management to evaluate performance, allocate resources and manage our operations. We believe that operating income, and measures that are derived from or incorporate operating income, are appropriate measures that are useful to investors as well, because they identify the earnings of, and underlying profitability factors affecting, the ongoing operations of our business. Operating income is calculated by excluding realized investment gains (losses) and certain other items because we do not consider them to be related to our operating performance. The size and timing of realized investment gains (losses) are often subject to our discretion. Certain other items are also excluded from operating income if, in our opinion, they are not indicative of overall operating trends. The criteria used to identify an item that will be excluded from operating income include: whether the item is infrequent and is material to our income; or whether it results from a change in regulatory requirements, or relates to other unusual circumstances. Items excluded from operating income may vary from period to period. Because these items are excluded based on our discretion, inconsistencies in the application of our selection criteria may exist. Some of these items may be significant components of net income in accordance with GAAP. Accordingly, operating income, or measures that are derived from or incorporate net income, determined in accordance with GAAP and may be different from similarly titled measures of other companies.

Total operating return on equity (“ROE”) is an internal performance measure used in the management of our operations, including our compensation plans and planning processes. Our management believes that this measure provides investors with a useful metric to assess our performance and effectiveness of our use of historic capital. ROE is calculated by dividing (i) total operating income, by (ii) average equity, excluding accumulated OCI, FIN 46-R and discontinued operations. Total operating return on tangible equity (“return on tangible equity”) is also an internal performance measure used in the evaluation of our operations. Our management believes that this measure provides investors with a useful metric to assess our performance and the effectiveness of our use of current capital. Return on tangible equity is calculated by dividing (i) total operating income, by (ii) average equity, excluding accumulated OCI, FIN 46-R, discontinued operations and the carrying value of goodwill and intangible assets.

The Phoenix Companies, Inc.
Financial Supplement
September 2009 (unaudited)

Table of Contents

Financial Highlights	1
Consolidated Income Statement	2
Alternate Operating Income Statement Details excluding Regulatory Closed Block	4
Closed Block Assets and Liabilities	6
Variable Universal Life Funds Under Management	8
Universal Life / Interest Sensitive Funds Under Management	10
Life and Private Placement Sales	12
Annuities Funds Under Management and Annuities Supplementary Information	14
Deferred Policy Acquisition Costs	16
Consolidated Statement of Income - GAAP Format	18
Condensed Consolidated Balance Sheet - Preliminary	20
General Account Investment Portfolio Summary	21
General Account GAAP Net Investment Income Yields	22
General Account Realized Investment Gains and Losses	24

The Phoenix Companies, Inc.
Financial Highlights
Third Quarter 2009 (unaudited)
(amount in millions, except per share data)

For the Period Ended:	YTD September	December 31,
	2009	2008	2007	2006	2005
Balance Sheet Information
General Account Invested Assets	$13,926.6	$13,674.8	$15,764.5	$16,113.6	$16,692.8
Separate Account Assets	8,429.9	7,930.2	10,820.3	9,458.6	7,722.2
Total Assets	25,411.8	25,768.8	30,418.3	29,026.2	27,744.4
Indebtedness	433.6	458.0	627.7	628.2	659.9
Total Stockholders' Equity	1,184.9	865.0	2,279.0	2,231.5	2,007.1
Total Stockholders' Equity, excluding SFAS 115, other accumulated OCI and FIN 46-R	$1,408.7	$1,665.7	$2,470.0	$2,360.0	$2,118.9
Average Equity, excluding other accumulated OCI, FIN 46-R and Discontinued Operations (1)	$1,523.3	$1,808.3	$2,381.8	$2,239.4	$2,017.1
Total Operating Return on Equity (1)	-11.97%	-4.51%	5.38%	3.68%	4.99%
Average Tangible Common Equity (2)	$1,496.0	$1,702.2	$1,703.1	$1,516.8	$1,280.4
Total Operating Return on Average Tangible Equity (2)	-12.18%	-4.79%	7.94%	5.74%	7.86%

Debt to Total Capitalization (4)	23.5%	21.6%	20.3%	21.0%	23.7%

Book Value Per Share	$10.25	$7.56	$19.94	$19.63	$21.10
Book Value Per Share, excluding SFAS 115 and other accumulated OCI	$12.18	$14.06	$21.15	$20.29	$21.72
Book Value Per Share, excluding SFAS 115, other accumulated OCI and FIN 46-R	$12.18	$14.56	$21.61	$20.76	$22.28
Period-end Common Shares Outstanding	115.6	114.4	114.3	113.7	95.1

Indebtedness:
Surplus Notes	$174.1	$174.1	$174.0	$174.0	$204.2
Senior Unsecured Bonds - due 2008	—	—	153.7	153.7	153.7
Senior Unsecured Bonds - due 2032	259.5	283.9	300.0	300.0	300.0
Interest Rate Swap	—	—	—	0.5	2.0
Total Indebtedness	$433.6	$458.0	$627.7	$628.2	$659.9

Statutory Financial Data for Phoenix Life Insurance Company (3)
Capital, Surplus and Surplus Notes	$517.5	$758.9	$848.2	$932.5	$885.5
Asset Valuation Reserve (AVR)	82.9	94.4	192.5	187.8	210.8
Capital, Surplus, Surplus Notes and AVR	$600.4	$853.3	$1,040.7	$1,120.3	$1,096.3
Policyholder Dividend Liability	$332.6	$324.2	$355.6	$348.9	$356.1
Interest Maintenance Reserve	$(42.0)	$(44.2)	$(44.4)	$(44.3)	$(23.1)
Statutory Gain From Operations	$29.3	$53.4	$115.2	$131.6	$106.2
Statutory Net Income (Loss)	$(35.2)	$(82.3)	$80.0	$162.0	$61.0

(1)

This average equity is used for the calculation of total operating return on equity and represents the average of the monthly average of equity, excluding other accumulated OCI, the effects of FIN 46-R and the equity of discontinued operations.

(2)

This average equity is used for the calculation of total operating return on tangible equity and represents the average of the monthly average of equity, excluding other accumulated OCI, the effects of FIN 46-R, the equity of discontinued operations and the carrying value of goodwill and intangible assets.

(3)

Phoenix Life Insurance Company is required to file financial statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by the Insurance Department of the State of New York.  September 2009 amounts are preliminary.

(4)

This debt to total capitalization is based on total stockholders' equity, excluding SFAS 115, other accumulated OCI and FIN 46-R.

The Phoenix Companies, Inc.
Consolidated Income Statement
Third Quarter 2009 (unaudited)
(amount in millions, except per share data)

	YTD September		December 31,
	2009	2008	2008	2007	2006	2005
Consolidated Income Statement

Premiums	$513.7	$566.7	$765.9	$798.3	$839.7	$928.7
Fees	490.4	461.9	622.2	516.9	414.9	346.1
Net Investment Income	581.4	706.4	909.5	1,037.6	1,024.3	1,059.8
Total Revenue	1,585.5	1,735.0	2,297.6	2,352.8	2,278.9	2,334.6
Policy Benefits and Increase in Policy Liabilities	973.8	999.4	1,370.9	1,318.5	1,341.1	1,376.7
Policyholder Dividends	185.5	253.6	327.7	375.6	353.1	376.9
Policy Acquisition Cost Amortization	162.5	177.1	434.8	192.8	149.2	114.5
Goodwill Impairment	27.0	—	—	—	—	—
Controllable and Other Expenses	241.4	216.7	283.2	268.9	251.6	289.0
Interest Expense on Indebtedness	25.1	27.8	36.7	44.2	49.2	46.6
Total Benefits and Expenses	1,615.3	1,674.6	2,453.3	2,200.0	2,144.2	2,203.7
Pre-tax Operating Income (Loss)	(29.8)	60.4	(155.7)	152.8	134.7	130.9
Applicable Income Taxes (Benefit)	106.9	24.6	(74.1)	28.9	40.8	27.8
Operating Income (Loss)	(136.7)	35.8	(81.6)	123.9	93.9	103.1
Net Realized Investment Gains (Losses)	(46.5)	(40.3)	(88.6)	(8.4)	21.0	25.8
Earnings on CDOs Consolidated Under FIN-46R	—	(3.0)	(4.2)	1.0	(1.0)	1.3
Discontinued Operations	(29.4)	(340.2)	(551.6)	1.1	(18.2)	(10.7)
Other Income (Expenses) Excluded from Operating Income	—	—	—	—	(0.4)	(11.1)
Net Income (Loss)	$(212.6)	$(347.7)	$(726.0)	$117.6	$95.3	$108.4

Earnings Per Share
Basic
Weighted-Average Shares Outstanding	115.8	114.4	114.4	114.1	110.9	95.0
Total Operating Income (Loss) Per Share	$(1.18)	$0.31	$(0.71)	$1.09	$0.85	$1.09
Net Income (Loss) Per Share	$(1.84)	$(3.04)	$(6.35)	$1.03	$0.86	$1.14

Diluted
Weighted-Average Shares Outstanding and Dilutive Potential Common Shares	115.8	114.4	114.4	116.0	113.2	102.4
Total Operating Income (Loss) Per Share	$(1.18)	$0.31	$(0.71)	$1.07	$0.83	$1.01
Net Income (Loss) Per Share	$(1.84)	$(3.04)	$(6.35)	$1.01	$0.84	$1.06

The Phoenix Companies, Inc.
Consolidated Income Statement
Third Quarter 2009 (unaudited)
(amount in millions, except per share data)

Quarters ended
	2008				2009
	March	June	September	December	March	June	September
Consolidated Income Statement
Premiums	$180.2	$191.3	$195.2	$199.2	$172.2	$170.6	$170.9
Fees	149.7	154.4	157.8	160.3	158.9	160.3	171.2
Net Investment Income	245.5	244.4	216.5	203.1	185.3	194.8	201.3
Total Revenue	575.4	590.1	569.5	562.6	516.4	525.7	543.4
Policy Benefits and Increase in Policy Liabilities	335.8	327.0	336.6	371.5	318.8	346.6	308.4
Policyholder Dividends	89.2	95.5	68.9	74.1	50.3	61.8	73.4
Policy Acquisition Cost Amortization	46.0	59.0	72.1	257.7	66.2	33.1	63.2
Goodwill Impairment	—	—	—	—	—	—	27.0
Controllable and Other Expenses	79.3	72.5	64.9	66.5	80.2	73.0	88.2
Interest Expense on Indebtedness	10.2	8.8	8.8	8.9	8.5	8.3	8.3
Total Benefits and Expenses	560.5	562.8	551.3	778.7	524.0	522.8	568.5
Pre-tax Operating Income (Loss)	14.9	27.3	18.2	(216.1)	(7.6)	2.9	(25.1)
Applicable Income Taxes (Benefit)	5.8	8.0	10.8	(98.7)	110.2	19.0	(22.3)
Operating Income (Loss)	9.1	19.3	7.4	(117.4)	(117.8)	(16.1)	(2.8)
Net Realized Investment Gains (Losses)	(14.6)	(8.7)	(17.0)	(48.3)	44.8	(68.8)	(22.5)
Earnings on CDOs Consolidated Under FIN-46R	0.8	0.6	(4.4)	(1.2)	—	—	—
Discontinued Operations	(9.7)	(5.0)	(325.5)	(211.4)	(1.8)	(26.3)	(1.3)
Net Income (Loss)	$(14.4)	$6.2	$(339.5)	$(378.3)	$(74.8)	$(111.2)	$(26.6)

Earnings Per Share
Basic
Weighted-Average Shares Outstanding	114.3	114.4	114.4	114.4	115.6	116.0	115.9
Total Operating Income (Loss) Per Share	$0.08	$0.17	$0.06	$(1.03)	$(1.02)	$(0.14)	$(0.02)
Net Income (Loss) Per Share	$(0.13)	$0.05	$(2.97)	$(3.31)	$(0.65)	$(0.96)	$(0.23)

Diluted
Weighted-Average Shares Outstanding and Dilutive Potential Common Shares	114.3	116.0	114.4	114.4	115.6	116.0	115.9
Total Operating Income (Loss) Per Share	$0.08	$0.17	$0.06	$(1.03)	$(1.02)	$(0.14)	$(0.02)
Net Income (Loss) Per Share	$(0.13)	$0.05	$(2.97)	$(3.31)	$(0.65)	$(0.96)	$(0.23)

The Phoenix Companies, Inc.
Alternate Operating Income Statement
Details excluding Regulatory Closed Block
Third Quarter 2009 (unaudited)
($ in millions)

	YTD September		December 31,
	2009	2008	2008	2007	2006	2005

Premiums	$30.2	$32.3	$46.6	$52.7	$53.1	$47.1
Cost of insurance charges	372.7	323.1	441.4	340.7	262.8	186.6
Other fees	98.4	127.9	165.7	160.5	135.5	142.1
Surrender charges	19.3	10.9	15.1	15.7	16.6	17.4
Net investment income on assets backing liabilities	253.2	270.6	361.9	387.2	409.6	449.9
Net investment income on assets backing surplus	(5.3)	34.7	24.5	78.8	74.1	53.4
Total Revenue	768.5	799.5	1,055.2	1,035.6	951.7	896.5

Benefits paid	659.6	333.2	463.1	436.7	447.9	428.6
Increases (decreases) in reserves	(371.2)	(81.2)	(94.1)	(144.4)	(177.3)	(223.3)
Interest on policyholder funds	104.4	116.9	154.3	157.0	171.8	191.2
Policyholder dividends	0.3	0.4	0.6	0.7	0.6	0.8
Interest expense on indebtedness	25.1	27.8	36.7	44.2	49.2	46.6
Goodwill Impairment	27.0	—	—	—	—	—
Commissions and sales incentives, net of deferrals	18.6	35.6	43.1	36.9	37.3	37.9
Operating expenses, net of deferrals	214.2	172.8	230.0	223.9	207.6	242.5
Reinsurance allowance, net of deferrals	(4.1)	(10.2)	(13.0)	(13.4)	(12.3)	(11.4)
Premium taxes	8.9	14.1	18.1	15.4	12.8	11.5
Policy acquisition cost amortization	162.5	177.1	434.8	192.8	149.2	114.5
Total Benefits and Expenses	845.3	786.5	1,273.6	949.8	886.8	838.9
Pre-tax Operating Income (Loss) excl. Regulatory Closed Block	(76.8)	13.0	(218.4)	85.8	64.9	57.6
Pre-tax Operating Income – Regulatory Closed Block	47.0	47.4	62.7	67.0	69.8	73.2
Total Pre-tax Operating Income (Loss)	(29.8)	60.4	(155.7)	152.8	134.7	130.8
Income tax (benefit)	106.9	24.6	(74.1)	28.9	40.8	27.8
Total Operating Income (Loss)	$(136.7)	$35.8	$(81.6)	$123.9	$93.9	$103.0

The Phoenix Companies, Inc.
Alternate Operating Income Statement
Details excluding Regulatory Closed Block
Third Quarter 2009 (unaudited)
($ in millions)

Quarters ended
	2008				2009

	March	June	September	December	March	June	September

Premiums	$4.7	$12.4	$15.1	$14.3	$12.4	$7.9	$9.9
Cost of insurance charges	103.0	106.4	113.7	118.3	121.9	124.4	126.4
Other fees	42.5	44.1	41.3	37.8	31.4	29.8	37.2
Surrender charges	4.2	3.9	2.8	4.2	5.6	6.1	7.6
Net investment income on assets backing liabilities	91.8	88.8	90.0	91.3	88.3	86.3	78.6
Net investment income on assets backing surplus	12.8	14.4	7.6	(10.2)	(6.7)	(2.1)	3.5
Total Revenue	259.0	270.0	270.5	255.7	252.9	252.4	263.2

Benefits paid	125.4	110.7	97.1	129.9	120.5	178.0	361.1
Increases (decreases) in reserves	(38.4)	(30.7)	(12.1)	(12.9)	(33.5)	(61.9)	(275.8)
Interest on policyholder funds	39.1	39.1	38.7	37.4	35.4	35.9	33.1
Policyholder dividends	0.1	0.2	0.1	0.2	0.1	0.1	0.1
Interest expense on indebtedness	10.2	8.8	8.8	8.9	8.5	8.3	8.3
Goodwill Impairment	—	—	—	—	—	—	27.0
Commissions and sales incentives, net of deferrals	13.4	12.9	9.3	7.5	6.7	5.4	6.5
Operating expenses, net of deferrals	62.3	56.2	54.3	57.2	69.8	65.6	78.8
Reinsurance allowance, net of deferrals	(3.4)	(2.5)	(4.3)	(2.8)	(0.8)	(2.1)	(1.2)
Premium taxes	5.1	4.9	4.1	4.0	3.3	2.8	2.8
Policy acquisition cost amortization	46.0	59.0	72.1	257.7	66.2	33.1	63.2
Total Benefits and Expenses	259.8	258.6	268.1	487.1	276.2	265.2	303.9
Pre-tax Operating Income (Loss) excl. Regulatory Closed Block	(0.8)	11.4	2.4	(231.4)	(23.3)	(12.8)	(40.7)
Pre-tax Operating Income – Regulatory Closed Block	15.7	15.9	15.8	15.3	15.7	15.7	15.6
Total Pre-tax Operating Income (Loss)	14.9	27.3	18.2	(216.1)	(7.6)	2.9	(25.1)
Income tax (benefit)	5.8	8.0	10.8	(98.7)	110.2	19.0	(22.3)
Total Operating Income (Loss)	$9.1	$19.3	$7.4	$(117.4)	$(117.8)	$(16.1)	$(2.8)

The Phoenix Companies, Inc.
Closed Block Assets and Liabilities
Third Quarter 2009 (unaudited)
($ in millions)

	YTD September		December 31,
	2009	2008	2008	2007	2006	2005

Debt securities	$6,388.6	$6,317.4	$6,011.4	$6,919.4	$7,000.5	$6,992.0
Equity securities	7.6	109.4	9.0	134.0	120.5	95.4
Mortgage loans	6.7	9.5	8.9	12.7	66.5	109.9
Venture capital partnerships	174.8	187.0	188.5	157.3	97.9	73.4
Policy loans	1,402.9	1,365.7	1,377.0	1,357.1	1,346.6	1,349.2
Other investments	135.9	150.0	153.3	123.7	85.5	69.3
Total Closed Block investments	8,116.5	8,139.0	7,748.1	8,704.2	8,717.5	8,689.2
Cash and cash equivalents	20.5	81.2	57.2	67.8	66.3	87.0
Accrued investment income	112.1	116.8	113.0	112.1	112.8	118.2
Receivables	42.9	58.2	49.5	44.7	46.7	40.9
Deferred income taxes	272.5	428.5	418.3	329.3	329.8	328.0
Other Closed Block assets	51.3	18.7	338.0	10.0	19.9	24.9
Total Closed Block assets	8,615.8	8,842.4	8,724.1	9,268.1	9,293.0	9,288.2
Policy liabilities and accruals	9,383.3	9,792.0	9,742.7	9,811.2	9,798.8	9,815.8
Policyholder dividends payable	308.4	340.0	311.1	332.8	331.7	338.9
Policyholder dividend obligation	—	—	—	246.0	326.9	334.1
Other Closed Block liabilities	42.8	87.1	72.0	49.3	47.9	53.8
Total Closed Block liabilities	9,734.5	10,219.1	10,125.8	10,439.3	10,505.3	10,542.6
Excess of Closed Block liabilities over Closed Block assets	$1,118.7	$1,376.7	$1,401.7	$1,171.2	$1,212.3	$1,254.4

The Phoenix Companies, Inc.
Closed Block Assets and Liabilities
Third Quarter 2009 (unaudited)
($ in millions)

	2008				2009
	March	June	September	December	March	June	September

Debt securities	$6,826.5	$6,671.0	$6,317.4	$6,011.4	$5,969.3	$6,123.6	$6,388.6
Equity securities	122.3	118.0	109.4	9.0	9.0	8.4	7.6
Mortgage loans	11.9	10.1	9.5	8.9	7.8	7.3	6.7
Venture capital partnerships	174.8	187.7	187.0	188.5	174.0	168.3	174.8
Policy loans	1,358.8	1,368.7	1,365.7	1,377.0	1,411.6	1,414.3	1,402.9
Other investments	131.2	139.2	150.0	153.3	146.5	137.2	135.9
Total Closed Block investments	8,625.5	8,494.7	8,139.0	7,748.1	7,718.2	7,859.1	8,116.5
Cash and cash equivalents	60.2	97.5	81.2	57.2	21.5	17.1	20.5
Accrued investment income	115.6	110.5	116.8	113.0	112.5	108.4	112.1
Receivables	44.6	48.2	58.2	49.5	53.8	64.6	42.9
Deferred income taxes	324.7	324.0	428.5	418.3	419.3	361.4	272.5
Other Closed Block assets	16.0	36.2	18.7	338.0	330.5	214.0	51.3
Total Closed Block assets	9,186.6	9,111.1	8,842.4	8,724.1	8,655.8	8,624.6	8,615.8
Policy liabilities and accruals	9,800.7	9,806.8	9,792.0	9,742.7	9,626.5	9,531.1	9,383.3
Policyholder dividends payable	337.1	339.3	340.0	311.1	312.1	311.7	308.4
Policyholder dividend obligation	149.8	—	—	—	—	—	—
Other Closed Block liabilities	59.9	141.1	87.1	72.0	93.1	58.0	42.8
Total Closed Block liabilities	10,347.5	10,287.2	10,219.1	10,125.8	10,031.7	9,900.8	9,734.5
Excess of Closed Block liabilities over Closed Block assets	$1,160.9	$1,176.1	$1,376.7	$1,401.7	$1,375.9	$1,276.2	$1,118.7

The Phoenix Companies, Inc.
Variable Universal Life Funds Under Management
Third Quarter 2009 (unaudited)
($ in millions)

	YTD September		December 31,
	2009	2008	2008	2007	2006	2005
Funds Under Management (FUM)
Deposits, excluding Private Placement	$91.3	$106.8	$142.2	$153.8	$149.0	$171.4
Surrenders, excluding Private Placement	(114.7)	(87.3)	(105.4)	(102.1)	(85.9)	(84.4)
Net Sales, excluding Private Placement	(23.4)	19.5	36.8	51.7	63.1	87.0
Private Placement, Net Sales	(3.8)	57.6	68.6	50.4	1.0	36.7
Total Net Sales	(27.2)	77.1	105.4	102.1	64.1	123.7
Deaths	(2.1)	(4.0)	(4.6)	(19.6)	(4.7)	(3.6)
Interest Credited	240.6	(354.7)	(713.0)	195.3	259.9	141.5
Acquisitions (Dispositions)	—	11.2	11.2	218.8	—	—
Fees	(16.4)	(25.5)	(32.3)	(33.5)	(30.4)	(30.3)
Cost of Insurance	(66.3)	(62.8)	(85.1)	(79.9)	(75.8)	(74.6)
Change in FUM	128.6	(358.7)	(718.4)	383.2	213.1	156.7
Beginning Balance	1,977.9	2,696.3	2,696.3	2,313.1	2,100.0	1,943.3
Ending Fund Balance	$2,106.5	$2,337.6	$1,977.9	$2,696.3	$2,313.1	$2,100.0

Gross Life Insurance In Force (1)	$23,435.0	$24,760.0	$24,934.5	$24,714.2	$24,164.6	$24,767.7

(1)

2006 and 2005 face amounts updated to include the term rider face amounts for all variable universal life products.

The Phoenix Companies, Inc.
Variable Universal Life Funds Under Management
Third Quarter 2009 (unaudited)
($ in millions)

Quarters ended
	2008				2009
	March	June	September	December	March	June	September

Funds Under Management (FUM)
Deposits, excluding Private Placement	$38.1	$34.7	$34.0	$35.4	$31.2	$31.7	$28.4
Surrenders, excluding Private Placement	(25.9)	(34.0)	(27.4)	(18.1)	(26.3)	(52.6)	(35.8)
Net Sales, excluding Private Placement	12.2	0.7	6.6	17.3	4.9	(20.9)	(7.4)
Private Placement, Net Sales	3.8	41.9	11.9	11.0	4.8	(9.7)	1.1
Total Net Sales	16.0	42.6	18.5	28.3	9.7	(30.6)	(6.3)
Deaths	(1.0)	(1.4)	(1.6)	(0.6)	(0.8)	(0.8)	(0.5)
Interest Credited	(115.4)	10.5	(249.8)	(358.3)	(74.3)	148.4	166.5
Acquisitions (Dispositions)	—	—	11.2	—	—	—	—
Fees	(8.8)	(9.2)	(7.5)	(6.8)	(5.9)	(5.9)	(4.6)
Cost of Insurance	(20.8)	(21.1)	(20.9)	(22.3)	(22.7)	(22.4)	(21.2)
Change in FUM	(130.0)	21.4	(250.1)	(359.7)	(94.0)	88.7	133.9
Beginning Balance	2,696.3	2,566.3	2,587.7	2,337.6	1,977.9	1,883.9	1,972.6
Ending Fund Balance	$2,566.3	$2,587.7	$2,337.6	$1,977.9	$1,883.9	$1,972.6	$2,106.5

Gross Life Insurance In Force (1)	$24,796.6	$24,845.0	$24,760.0	$24,934.5	$24,664.6	$24,165.6	$23,435.0

The Phoenix Companies, Inc.
Universal Life / Interest Sensitive Funds Under Management
Third Quarter 2009 (unaudited)
($ in millions)

	YTD September		December 31,
	2009	2008	2008	2007	2006	2005
Funds Under Management (FUM)
Deposits	$267.9	$462.4	$587.5	$540.9	$417.1	$297.8
Surrenders	(124.1)	(63.4)	(118.8)	(77.0)	(84.7)	(94.1)
Net Sales	143.8	399.0	468.7	463.9	332.4	203.7
Deaths	(21.0)	(20.1)	(28.4)	(22.9)	(20.5)	(22.3)
Interest Credited	71.9	72.8	97.7	86.3	79.6	78.7
Fees	(22.0)	(41.3)	(51.5)	(48.6)	(36.6)	(26.8)
Cost of Insurance	(302.2)	(258.8)	(354.4)	(258.9)	(184.9)	(109.9)
Change in FUM	(129.5)	151.6	132.1	219.8	170.0	123.4
Beginning Balance	2,256.0	2,123.9	2,123.9	1,904.1	1,734.1	1,610.7
Ending Fund Balance	$2,126.5	$2,275.5	$2,256.0	$2,123.9	$1,904.1	$1,734.1

Gross Life Insurance In Force	$32,900.0	$32,610.0	$33,351.1	$27,358.2	$20,402.1	$16,303.0

The Phoenix Companies, Inc.
Universal Life / Interest Sensitive Funds Under Management
Third Quarter 2009 (unaudited)
($ in millions)

Quarters ended
	2008				2009
	March	June	September	December	March	June	September

Funds Under Management (FUM)
Deposits	$179.1	$149.7	$133.6	$125.1	$95.3	$84.5	$88.1
Surrenders	(19.7)	(23.9)	(19.8)	(55.4)	(31.6)	(46.8)	(45.7)
Net Sales	159.4	125.8	113.8	69.7	63.7	37.7	42.4
Deaths	(9.0)	(8.3)	(2.8)	(8.3)	(7.3)	(5.8)	(7.9)
Interest Credited	23.8	24.3	24.7	24.9	24.0	23.4	24.5
Fees	(16.4)	(13.4)	(11.5)	(10.2)	(8.2)	(7.0)	(6.8)
Cost of Insurance	(81.7)	(84.8)	(92.3)	(95.6)	(98.1)	(100.2)	(103.9)
Change in FUM	76.1	43.6	31.9	(19.5)	(25.9)	(51.9)	(51.7)
Beginning Balance	2,123.9	2,200.0	2,243.6	2,275.5	2,256.0	2,230.1	2,178.2
Ending Fund Balance	$2,200.0	$2,243.6	$2,275.5	$2,256.0	$2,230.1	$2,178.2	$2,126.5

Gross Life Insurance In Force	$29,774.2	$31,298.0	$32,610.0	$33,351.1	$33,631.1	$33,325.0	$32,900.0

The Phoenix Companies, Inc.
Life and Private Placement Sales
Third Quarter 2009 (unaudited)
($ in millions)

	YTD September		December 31,
	2009	2008	2008	2007	2006	2005
Life Insurance Sales

Wholesaler Channel
Variable Universal Life	$6.9	$19.0	$26.7	$21.9	$16.7	$16.1
Universal Life/Interest Sensitive	20.2	203.2	229.9	308.2	221.9	104.4
Term Life	5.4	15.7	21.6	22.2	20.3	16.4
Life Insurance Annualized Premium (1)	32.5	237.9	278.2	352.3	258.9	136.9

Variable Universal Life	3.1	5.2	9.3	8.0	8.6	6.4
Universal Life/Interest Sensitive	18.5	37.2	54.2	65.0	61.8	49.2
Life Insurance Single Premium	21.6	42.4	63.5	73.0	70.4	55.6

Variable Universal Life	10.0	24.2	36.0	29.9	25.3	22.5
Universal Life/Interest Sensitive	38.7	240.4	284.1	373.2	283.7	153.6
Term Life	5.4	15.7	21.6	22.2	20.3	16.4
Total Wholesaler Life Insurance Premium (2)	$54.1	$280.3	$341.7	$425.3	$329.3	$192.5

Gross Life Insurance in Force	$159,209.0	$165,118.0	$166,781.0	$156,889.0	$144,139.0	$134,780.0

Average face amount for life insurance sales	$1.4	$1.0	$1.0	$1.3	$1.2	$1.1

Private Placement Life and Annuity Deposits
Variable Universal Life (annualized and single)	$24.4	$82.2	$104.5	$59.2	$33.5	$46.5
Annuity	95.6	174.5	198.2	399.7	1,020.2	773.8
Total Private Placement Life and Annuity Deposits	$120.0	$256.7	$302.7	$458.9	$1,053.7	$820.3

Private Placement Funds Under Management (FUM)	$4,059.4	$5,091.7	$4,073.9	$5,039.2	$4,055.5	$2,776.4

(1)

Annualized Premium represents first year premiums on an annual basis.

(2)

Total Premium represents Annualized and Single premiums.

The Phoenix Companies, Inc.
Life and Private Placement Sales
Third Quarter 2009 (unaudited)
($ Millions)

Quarters ended
	2008				2009
	March	June	September	December	March	June	September
Life Insurance Sales

Wholesaler Channel
Variable Universal Life	$6.8	$5.5	$6.7	$7.7	$2.9	$3.6	$0.4
Universal Life/Interest Sensitive	101.4	58.3	43.5	26.7	11.9	4.2	4.1
Term Life	5.0	5.1	5.6	5.9	4.0	1.4	—
Life Insurance Annualized Premium (1)	113.2	68.9	55.8	40.3	18.8	9.2	4.5

Variable Universal Life	1.1	1.4	2.7	4.1	0.6	2.4	0.1
Universal Life/Interest Sensitive	11.2	11.5	14.5	17.0	9.2	5.7	3.6
Life Insurance Single Premium	12.3	12.9	17.2	21.1	9.8	8.1	3.7

Variable Universal Life	7.9	6.9	9.4	11.8	3.5	6.0	0.5
Universal Life/Interest Sensitive	112.6	69.8	58.0	43.7	21.1	9.9	7.7
Term Life	5.0	5.1	5.6	5.9	4.0	1.4	—
Total Wholesaler Life Insurance Premium (2)	$125.5	$81.8	$73.0	$61.4	$28.6	$17.3	$8.2

Gross Life Insurance in Force	$160,354.0	$162,872.0	$165,118.0	$166,781.0	$166,266.7	$163,567.6	$159,209

Average face amount for life insurance sales	$1.3	$1.1	$1.0	$0.9	$0.9	$0.9	$1.4

Private Placement Life and Annuity Deposits
Variable Universal Life (annualized and single)	$13.8	$56.2	$12.2	$22.3	$11.0	$2.5	$10.9
Annuity	27.8	52.6	94.1	23.7	23.4	8.1	64.1
Total Private Placement Life and Annuity Deposits	$41.6	$108.8	$106.3	$46.0	$34.4	$10.6	$75.0

Private Placement Funds Under Management (FUM)	$5,016.0	$5,259.4	$5,091.7	$4,073.9	$4,009.4	$4,001.1	$4,059.4

(1)

Annualized Premium represents first year premiums on an annual basis.

(2)

Total Premium represents Annualized and Single premiums.

The Phoenix Companies, Inc.
Annuities Funds Under Management and
Annuities Supplementary Information
Third Quarter 2009 (unaudited)
($ in millions)
	YTD September		December 31,
	2009	2008	2008	2007	2006	2005
Funds Under Management (FUM)
Deposits, excluding Private Placement	$130.1	$505.0	$628.9	$630.6	$423.7	$339.7
Surrenders, excluding Private Placement	(459.5)	(636.0)	(806.9)	(940.5)	(1,383.3)	(995.0)
Net Sales, excluding Private Placement	(329.4)	(131.0)	(178.0)	(309.9)	(959.6)	(655.3)
Net Sales, Private Placement	(165.4)	(70.5)	(386.6)	228.4	807.4	587.9
Total Net Sales	(494.8)	(201.5)	(564.6)	(81.5)	(152.2)	(67.4)
Deaths	(37.7)	(61.0)	(75.4)	(77.3)	(87.0)	(80.2)
Interest Credited	710.3	(485.6)	(1,622.9)	783.3	949.6	545.8
Fees	(45.8)	(56.4)	(70.0)	(72.6)	(70.9)	(63.0)
Change in FUM	132.0	(804.5)	(2,332.9)	551.9	639.5	335.2
Beginning Balance	6,896.6	9,229.5	9,229.5	8,677.6	8,038.1	7,702.9
Ending Fund Balance	$7,028.6	$8,425.0	$6,896.6	$9,229.5	$8,677.6	$8,038.1

VA Funds in Guaranteed Interest Accounts (1)	$528.9	$715.1	$664.9	$809.3	$1,030.8	$1,553.8

Private Placements Funds (1)	$3,110.5	$4,047.7	$3,161.1	$3,963.2	$3,302.8	$2,099.3

(1) Amounts are included in the Annuities Funds Under Management (FUM) table above.

Variable Annuity Guaranteed Minimum Death Benefits
Death Benefit in Excess of Fund Value	$626.3	$634.6	$1,105.5	$202.4	$238.8	$335.5
Death Benefit in Excess of Fund Value, Net of Reinsurance	360.0	362.6	709.6	46.6	51.4	82.1
Statutory Reserve, Net of Reinsurance	22.0	20.6	39.0	12.9	13.2	13.8

Variable Annuity Guaranteed Income Benefits
Account Balance	$519.0	$570.1	$464.1	$716.8	$620.1	$465.8
Statutory Reserve	13.4	13.2	34.7	6.9	4.4	2.2

Variable Annuity Guaranteed Accumulation Benefits
Account Balance	$407.7	$404.4	$335.6	$389.8	$210.6	$72.6
Statutory Reserve	5.5	10.8	4.3	2.3	0.8	0.3

Variable Annuity Guaranteed Withdrawal Benefits
Account Balance	$574.3	$407.2	$413.2	$214.6	$30.1	$1.1
Statutory Reserve	6.3	3.4	3.5	0.7	0.1	—

Variable Annuity Guaranteed Payout Annuity Floor
Account Balance	$5.5	$30.3	$22.7	$43.4	$49.8	$49.9
Statutory Reserve	7.7	6.2	11.2	2.2	2.1	1.9

(1)

2006 and 2005 face amounts updated to include the term rider face amounts for all variable universal life products.

The Phoenix Companies, Inc.
Annuities Funds Under Management and
Annuities Supplementary Information
Third Quarter 2009 (unaudited)
($ Millions)

Quarters ended
	2008				2009
	March	June	September	December	March	June	September
Funds Under Management (FUM)
Deposits, excluding Private Placement	$170.2	$177.7	$157.1	$123.9	$99.6	$17.9	$12.6
Surrenders, excluding Private Placement	(253.3)	(190.4)	(192.3)	(170.9)	(174.6)	(147.8)	(137.1)
Net Sales, excluding Private Placement	(83.1)	(12.7)	(35.2)	(47.0)	(75.0)	(129.9)	(124.5)
Net Sales, Private Placement	(79.0)	(10.2)	18.7	(316.1)	(137.7)	(54.6)	26.9
Total Net Sales	(162.1)	(22.9)	(16.5)	(363.1)	(212.7)	(184.5)	(97.6)
Deaths	(23.0)	(17.5)	(20.5)	(14.4)	(16.7)	(15.1)	(5.9)
Interest Credited	(215.8)	214.6	(484.4)	(1,137.3)	(95.8)	419.5	386.6
Fees	(18.6)	(20.0)	(17.8)	(13.6)	(14.0)	(17.7)	(14.1)
Change in FUM	(419.5)	154.2	(539.2)	(1,528.4)	(339.2)	202.2	269.0
Beginning Balance	9,229.5	8,810.0	8,964.2	8,425.0	6,896.6	6,557.4	6,759.6
Ending Fund Balance	$8,810.0	$8,964.2	$8,425.0	$6,896.6	$6,557.4	$6,759.6	$7,028.6

VA Funds in Guaranteed Interest Accounts (1)	$794.8	$770.5	$715.1	$664.9	$608.0	$554.9	$528.9

Private Placements Funds (1)	$3,935.2	$4,131.5	$4,047.7	$3,161.1	$3,106.1	$3,085.6	$3,110.5

(1) Amounts are included in the Annuities Funds Under Management (FUM) table above.

Variable Annuity Guaranteed Minimum Death Benefits
Death Benefit in Excess of Fund Value	$336.3	$342.3	$634.6	$1,105.5	$1,251.9	$917.1	$626.3
Death Benefit in Excess of Fund Value, Net of Reinsurance	135.9	146.1	362.6	709.6	821.1	572.4	360.0
Statutory Reserve, Net of Reinsurance	14.6	14.8	20.6	39.0	49.0	32.4	22.0

Variable Annuity Guaranteed Income Benefits
Account Balance	$659.7	$648.8	$570.1	$464.1	$419.8	$468.6	$519.0
Statutory Reserve	7.7	8.5	13.2	34.7	72.7	27.9	13.4

Variable Annuity Guaranteed Accumulation Benefits
Account Balance	$389.4	$430.3	$404.4	$335.6	$311.9	$360.0	$407.7
Statutory Reserve	2.8	3.3	10.8	4.3	4.6	5.0	5.5

Variable Annuity Guaranteed Withdrawal Benefits
Account Balance	$282.9	$372.9	$407.2	$413.2	$436.0	$509.3	$574.3
Statutory Reserve	1.2	1.9	3.4	3.5	4.3	5.3	6.3

Variable Annuity Guaranteed Payout Annuity Floor
Account Balance	$37.6	$34.9	$30.3	$22.7	$18.9	$20.8	$5.5
Statutory Reserve	3.8	3.7	6.2	11.2	13.1	10.5	7.7

The Phoenix Companies, Inc.
Deferred Policy Acquisition Costs
Third Quarter 2009 (unaudited)
($ in millions)

	YTD September		December 31,
	2009	2008	2008	2007	2006	2005
Deferred Policy Acquisition Costs:
Variable Universal Life	$319.1	$361.3	$336.9	$367.2	$371.3	$353.0
Universal Life	886.6	957.5	970.4	796.7	529.8	354.7
Variable Annuities	169.7	287.0	166.0	282.6	275.0	281.3
Fixed Annuities	4.8	8.0	6.5	12.8	20.3	38.8
Participating	478.9	583.4	478.6	566.9	559.0	544.2
Offset for Unrealized Investment (Gains) Losses	236.7	263.3	773.0	63.7	0.2	(16.0)
Total	$2,095.8	$2,460.5	$2,731.4	$2,089.9	$1,755.6	$1,556.0

Deferred Policy Acquisition Costs:
Policy acquisition costs deferred	$63.8	$335.1	$341.7	$463.9	$329.2	$187.7
Costs amortized to expenses:
Recurring costs	(162.5)	(177.1)	(435.3)	(192.8)	(149.2)	(114.5)
Realized investment gains or losses	4.5	13.4	25.8	(0.2)	3.4	(17.6)
Offsets to net unrealized investment gains or losses included in other comprehensive income	(536.2)	199.8	709.3	63.4	16.2	70.5
Cumulative effect of adoption of new guidance	(4.6)	—	—	—	—	—
Other	(0.6)	(0.6)	—	—	—	—
Change in deferred policy acquisition costs	(635.6)	370.6	641.5	334.3	199.6	126.1
Deferred policy acquisition costs, beginning of period	2,731.4	2,089.9	2,089.9	1,755.6	1,556.0	1,429.9
Deferred policy acquisition costs, end of period	$2,095.8	$2,460.5	$2,731.4	$2,089.9	$1,755.6	$1,556.0

The Phoenix Companies, Inc.
Deferred Policy Acquisition Costs
Third Quarter 2009 (unaudited)
($ Millions)

Quarters ended
	2008				2009
	March	June	September	December	March	June	September
Deferred Acquisition Costs:
Variable Universal Life	$366.3	$362.0	$361.3	$336.9	$330.4	$327.6	$319.1
Universal Life	889.6	938.4	957.5	970.4	949.6	931.0	886.6
Variable Annuities	285.8	290.6	287.0	166.0	157.1	169.0	169.7
Fixed Annuities	10.1	9.0	8.0	6.5	5.5	5.2	4.8
Participating	576.7	578.8	583.4	478.6	481.5	480.9	478.9
Offset for Unrealized Investment Gains and Losses	107.4	172.2	263.3	773.0	757.4	528.0	236.7
Total	$2,235.9	$2,351.0	$2,460.5	$2,731.4	$2,681.5	$2,441.7	$2,095.8

Deferred Policy Acquisition Costs:
Policy acquisition costs deferred	$142.2	105.9	87.0	6.6	36.1	18.2	$9.5
Costs amortized to expenses:
Recurring costs	(46.0)	(59.0)	(72.1)	(258.2)	(66.2)	(33.1)	(63.2)
Realized investment gains or losses	6.0	3.4	4.0	12.4	0.4	5.2	(1.1)
Offsets to net unrealized investment gains or losses included in other comprehensive income	43.8	64.8	91.2	509.5	(15.6)	(229.3)	(291.3)
Cumulative effect of adoption of new guidance	—	—	—	—	(4.6)	—	—
Other	—	—	(0.6)	0.6	—	(0.8)	0.2
Change in deferred policy acquisition costs	146.0	115.1	109.5	270.9	(49.9)	(239.8)	(345.9)
Deferred policy acquisition costs, beginning of period	2,089.9	2,235.9	2,351.0	2,460.5	2,731.4	2,681.5	2,441.7
Deferred policy acquisition costs, end of period	$2,235.9	$2,351.0	$2,460.5	$2,731.4	$2,681.5	$2,441.7	$2,095.8

The Phoenix Companies, Inc.
Consolidated Statement of Income - GAAP Format (1)
Third Quarter 2009 (unaudited)
($ in millions)

	YTD September		December 31,
	2009	2008	2008	2007	2006	2005
Revenues
Premiums	$513.7	$566.7	$765.9	$798.3	$839.7	$928.7
Insurance, Investment Management and Product Fees	490.4	461.6	622.6	516.4	414.1	341.2
Net Investment Income	582.1	712.2	915.6	1,058.8	1,048.5	1,098.6
Net Realized Investment Gains (Losses):	—	—	—	—	—	—
Total Other-Than-Temporary Impairment ("OTTI") Losses	(134.7)	—	—	—	—	—
Portion of OTTI Losses Recognized in Other Comprehensive Income	60.5	—	—	—	—	—
Net OTTI Losses Recognized in Earnings	(74.2)	(105.7)	(245.0)	(51.9)	(8.9)	(35.3)
Net Realized Investment Gains (Losses), Excluding OTTI Losses	(4.0)	(26.2)	(50.8)	45.9	84.1	69.9
Total Net Realized Investment Gains (Losses)	(78.2)	(131.9)	(295.8)	(6.0)	75.2	34.6
Total Revenues	1,508.0	1,608.6	2,008.3	2,367.5	2,377.5	2,403.1

Benefits and Expenses
Policy Benefits and Increase in Policy Liabilities	973.8	999.4	1,370.9	1,318.5	1,341.1	1,376.7
Policyholder Dividends	148.3	203.1	207.5	380.0	399.1	364.4
Policy Acquisition Cost Amortization	157.9	163.6	409.0	193.0	145.8	132.1
Interest Expense on Indebtedness	25.1	27.8	36.7	44.2	49.2	46.6
Interest Expense on Non-recourse Collateralized Obligations	—	10.7	11.8	15.4	18.7	29.4
Goodwill Impairment	27.0	—	—	—	—	—
Other Operating Expenses	245.4	207.3	263.7	277.9	258.2	300.0
Total Expenses	1,577.5	1,611.9	2,299.6	2,229.0	2,212.1	2,249.2

Income (Loss) from Continuing Operations before Income Taxes	(69.5)	(3.3)	(291.3)	138.5	165.4	153.9
Applicable Income Taxes (Benefit)	113.7	4.2	(116.9)	21.9	51.6	44.9

Income (Loss) from Continuing Operations	(183.2)	(7.5)	(174.4)	116.6	113.8	109.0
Discontinued Operations:
Income (Loss) from Discontinued Operations	(29.4)	(340.2)	(551.6)	1.0	(18.5)	(0.6)

Net Income (Loss)	$(212.6)	$(347.7)	$(726.0)	$117.6	$95.3	$108.4

(1)

Certain reclassifications have been made to prior periods to conform with the current presentation.

The Phoenix Companies, Inc.
Consolidated Statement of Income - GAAP Format (1)
Third Quarter 2009 (unaudited)
($ Millions)

Quarters ended
	2008				2009
	March	June	September	December	March	June	September
Revenues
Premiums	$180.2	$191.3	$195.2	$199.2	$172.2	$170.6	$171.0
Insurance, Investment Management and Product Fees	149.6	154.2	157.8	161.0	158.9	160.3	171.2
Net Investment Income	248.2	246.0	218.0	203.4	185.6	195.0	201.4
Net Realized Investment Gains (Losses):
Total Other-Than-Temporary Impairment ("OTTI") Losses	—	—	—	—	(57.7)	(39.2)	(37.7)
Portion of OTTI Losses Recognized in Other Comprehensive Income	—	—	—	—	19.4	18.3	22.8
Net OTTI Losses Recognized in Earnings	(40.4)	(26.5)	(38.8)	(139.3)	(38.3)	(20.9)	(14.9)
Net Realized Investment Gains (Losses), Excluding OTTI Losses	(6.3)	1.0	(20.9)	(24.6)	63.7	(65.3)	(2.5)
Total Net Realized Investment Gains (Losses)	(46.7)	(25.5)	(59.7)	(163.9)	25.4	(86.2)	(17.4)
Total Revenues	531.3	566.0	511.3	399.7	542.1	439.7	526.2

Benefits and Expenses
Policy Benefits and Increase in Policy Liabilities	335.8	327.0	336.6	371.5	318.8	346.6	308.4
Policyholder Dividends	73.7	86.0	43.4	4.4	37.8	46.6	63.9
Policy Acquisition Cost Amortization	40.0	55.6	68.0	245.4	65.7	28.1	64.1
Interest Expense on Indebtedness	10.2	8.8	8.8	8.9	8.5	8.3	8.2
Interest Expense on Non-recourse Collateralized Obligations	3.2	1.9	5.6	1.1	—	—	—
Goodwill Impairment	—	—	—	—	—	—	27.0
Other Operating Expenses	75.2	72.1	60.0	56.6	78.3	75.9	91.3
Total Expenses	538.1	551.4	522.4	687.9	509.1	505.5	562.9

Income (Loss) from Continuing Operations before Income Taxes	(6.8)	14.6	(11.1)	(288.2)	33.0	(65.8)	(36.7)
Applicable Income Taxes (Benefit)	(2.1)	3.4	2.9	(121.1)	106.0	19.1	(11.4)

Income (Loss) from Continuing Operations	(4.7)	11.2	(14.0)	(167.0)	(73.0)	(84.9)	(25.3)
Discontinued Operations:
Income (Loss) from Discontinued Operations	(9.7)	(5.0)	(325.5)	(211.3)	(1.8)	(26.3)	(1.3)

Net Income (Loss)	$(14.4)	$6.2	$(339.5)	$(378.4)	$(74.8)	$(111.2)	$(26.6)

(1)

Certain reclassifications have been made to prior periods to conform with the current presentation.

The Phoenix Companies, Inc.
Condensed Consolidated Balance Sheet - Preliminary
Third Quarter 2009 (unaudited)
($ in millions, except par value)

	YTD September		December 31,
	2009	2008	2008	2007	2006	2005
ASSETS:
Available-for-Sale Debt Securities, at fair value	$10,545.5	$10,657.3	$9,831.0	$11,970.0	$12,696.8	$13,404.6
Available-for-Sale Equity Securities, at fair value	22.0	155.0	25.2	191.8	173.6	169.6
Policy Loans, at unpaid principal balances	2,422.0	2,489.9	2,535.7	2,380.5	2,322.0	2,245.0
Venture Capital Partnerships, at equity in net assets	186.5	202.2	200.8	173.7	116.8	145.1
Other Investments	556.2	529.2	616.9	507.3	433.3	450.8
Fair value option investments	67.4	105.8	84.1	––
	13,799.6	14,139.4	13,293.7	15,223.3	15,742.5	16,415.1
Available-for-Sale Debt and Equity Securities Pledged as Collateral, at fair value	––	163.4	148.0	219.1	267.8	304.4
Total Investments	13,799.6	14,302.8	13,441.7	15,442.4	16,010.3	16,719.5
Cash and Cash Equivalents	127.0	289.5	381.1	541.2	371.1	277.7
Accrued Investment Income	205.4	223.4	203.4	209.6	215.8	225.8
Receivables	360.2	158.8	368.0	290.0	149.1	98.3
Deferred Policy Acquisition Costs	2,095.8	2,460.5	2,731.4	2,089.9	1,755.6	1,556.0
Deferred Income Taxes	195.6	229.2	456.7	53.9	53.2	88.1
Goodwill	3.1	30.1	30.1	30.1	16.7	13.3
Other Assets	195.2	650.1	226.2	940.9	995.8	1,043.5
Separate Account Assets	8,429.9	9,830.8	7,930.2	10,820.3	9,458.6	7,722.2
Total Assets	$25,411.8	$28,175.2	$25,768.8	$30,418.3	$29,026.2	$27,744.4

LIABILITIES:
Policy Liabilities and Accruals	$13,409.6	$13,827.5	$14,008.8	$14,002.4	$13,525.7	$13,246.2
Policyholder Deposit Funds	1,379.5	1,576.2	1,616.6	1,808.9	2,228.4	3,060.7
Indebtedness	433.6	467.0	458.0	627.7	628.2	659.9
Other Liabilities	574.3	699.0	645.0	562.1	609.8	658.4
Non-recourse Collateralized Obligations	––	247.8	245.2	317.9	344.0	389.9
Separate Account Liabilities	8,429.9	9,830.8	7,930.2	10,820.3	9,458.6	7,722.2
Total Liabilities	24,226.9	26,648.3	24,903.8	28,139.3	26,794.7	25,737.3

STOCKHOLDERS' EQUITY:
Common stock, $.01 par value, 1.0 billion shares authorized; 115,624,278 shares outstanding (September 30, 2009)	1.3	1.3	1.3	1.3	1.3	1.1
Additional paid-in capital	2,627.2	2,624.3	2,626.4	2,616.1	2,600.3	2,437.6
Accumulated Deficit	(1,040.3)	(390.2)	(839.5)	(20.7)	(115.9)	(193.1)
Treasury stock, at cost: 11,377,521 shares (September 30, 2009)	(179.5)	(179.5)	(179.5)	(179.5)	(179.5)	(179.5)
Accumulated Other Comprehensive Loss	(223.8)	(529.0)	(743.7)	(138.2)	(74.7)	(59.0)
Total Stockholders' Equity	1,184.9	1,526.9	865.0	2,279.0	2,231.5	2,007.1
Total Liabilities, Minority Interest and Stockholders' Equity	$25,411.8	$28,175.2	$25,768.8	$30,418.3	$29,026.2	$27,744.4

The Phoenix Companies, Inc.
General Account Investment Portfolio Summary (1)
Third Quarter 2009 (unaudited)
($ millions)

	Total Debt Securities		Public Debt Securities		Private Debt Securities
	9/30/2009	12/31/08	9/30/2009	12/31/08	9/30/2009	12/31/08
Debt Securities by Credit Quality (Carrying Value)

AAA/AA/A	$6,113.2	$6,124.7	$4,801.7	$4,801.8	$1,311.5	$1,322.9
BBB	3,229.2	2,901.2	1,917.2	1,584.7	1,312.0	1,316.5
Total Investment Grade	9,342.4	9,025.9	6,718.9	6,386.5	2,623.5	2,639.4
BB	621.6	475.3	364.2	347.3	257.4	128.0
B	279.7	212.4	179.3	112.6	100.4	99.8
CCC and Lower	209.4	103.7	164.5	70.4	44.9	33.3
In or Near Default	92.4	13.7	53.0	3.8	39.4	9.9
Total Debt Securities	$10,545.5	$9,831.0	$7,479.9	$6,920.6	$3,065.6	$2,910.4

% Below Investment Grade	11.4%	8.2%	10.2%	7.7%	14.4%	9.3%

Unrealized Gains and Losses on Debt and Equity Securities
As of 9/30/09
	Total		Outside Closed Block		Closed Block
	Gains	Losses	Gains	Losses	Gains	Losses
Total Debt Securities	$373.7	$(777.3)	$101.1	$(442.6)	$272.6	$(334.7)
Equity Securities	1.1	(0.2)	1.1	(0.1)	––	(0.1)
Total Unrealized Gains (Losses)	374.8	(777.5)	102.2	(442.7)	272.6	(334.8)

Applicable PDO	272.6	(284.5)	––	––	272.6	(284.5)
Applicable DAC (Credit)	20.1	(256.8)	20.1	(233.7)	––	(23.1)
Applicable Deferred Income Tax (Benefit)	28.7	(82.7)	28.7	(73.2)	––	(9.5)
Total Offsets to Net Unrealized Gains (Losses)	321.4	(624.0)	48.8	(306.9)	272.6	(317.1)
Net Unrealized Gains (Losses)	$53.4	$(153.5)	$53.4	$(135.8)	$0.0	$(17.7)
Net Unrealized Losses	$(100.1)		$(82.4)		$(17.7)

(1)

Excludes debt and equity securities pledged as collateral.

The Phoenix Companies, Inc.
General Account GAAP Net Investment Income Yields (1)
Third Quarter 2009 (unaudited)
($ in millions)

Quarters ended
	YTD September		December 31,
	2009	2008	2008	2007	2006	2005
GAAP Net Investment Income
Debt Securities	$495.8	$537.2	$706.6	$774.4	$800.7	$804.6
Equity Securities	0.4	3.4	4.3	8.2	7.0	7.5
Mortgages	0.5	0.8	1.0	1.7	6.2	20.2
Policy Loans	139.9	138.2	187.0	179.5	169.3	165.8
Venture Capital	(28.5)	6.2	(4.7)	27.0	3.3	23.8
Cash & Cash Equivalents	0.1	7.1	7.5	18.8	16.3	7.6
Other Income	2.4	2.3	3.8	8.3	––	––
Fair value option investments	0.9	––	––	––	––	––
Other Investments (2)	(22.8)	19.2	13.4	43.9	40.0	47.8
Total Cash and Invested Assets	588.7	714.4	918.9	1,061.8	1,042.8	1,077.3
Discontinued Operations	0.7	2.4	3.0	9.1	8.1	6.5
Investment Expenses	5.9	6.9	8.2	9.6	5.3	4.4
Total Net Investment Income	$582.1	$705.1	$907.7	$1,043.1	$1,029.4	$1,066.4

Annualized Yields
Debt Securities	6.6%	6.7%	7.1%	6.6%	6.5%	6.2%
Equity Securities	2.3%	2.6%	4.6%	4.1%	3.7%	3.0%
Mortgages	7.2%	8.8%	8.7%	11.0%	8.1%	15.3%
Policy Loans	7.6%	7.7%	7.7%	7.9%	7.6%	7.7%
Venture Capital	-18.8%	4.1%	-2.3%	17.3%	2.7%	12.8%
Cash & Cash Equivalents	0.1%	2.5%	2.2%	4.1%	4.7%	5.2%
Other Investments (2)	-5.4%	5.5%	2.4%	11.6%	13.6%	16.4%
Total Cash and Invested Assets	5.9%	6.7%	6.8%	7.0%	6.7%	6.6%

Investment Expenses and Discontinued Operations	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%
Total Net Investment Income yields	5.8%	6.6%	6.7%	6.9%	6.6%	6.6%

(1)

Excludes debt and equity securities pledged as collateral.

(2)

Includes real estate, affiliates and other invested assets.

The Phoenix Companies, Inc.
General Account GAAP Net Investment Income Yields (1)
Third Quarter 2009 (unaudited)
($ Millions)

Quarters ended
	2008				2009
	March	June	September	December	March	June	September
GAAP Net Investment Income
Debt Securities	$183.3	$178.0	$175.9	$169.4	$176.3	$164.7	$154.7
Equity Securities	1.0	1.2	1.2	0.9		0.3	0.1
Mortgages	0.2	0.4	0.2	0.2	0.2	0.2	0.1
Policy Loans	45.0	45.8	47.4	48.8	47.4	50.5	42.0
Venture Capital	5.8	8.8	(8.4)	(10.9)	(20.5)	(10.0)	2.0
Cash & Cash Equivalents	3.6	1.8	1.7	0.4	0.1	––	––
Other Income	1.9	0.3	0.1	1.5	1.8	0.2	0.4
Fair value option investments	––	––	––	––	(1.5)	1.0	1.4
Other Investments (2)	7.0	11.0	1.2	(5.8)	(15.6)	(9.6)	2.4
Total Cash and Invested Assets	247.8	247.3	219.3	204.5	188.2	197.3	203.1
Discontinued Operations	1.0	0.8	0.6	0.6	0.2	0.2	0.3
Investment Expenses	1.8	2.5	2.6	1.3	2.4	2.1	1.4
Total Net Investment Income	$245.0	$244.0	$216.1	$202.6	$185.6	$195.0	$201.4

Annualized Yields
Debt Securities	6.4%	6.4%	6.6%	6.8%	7.4%	6.8%	6.2%
Equity Securities	1.9%	2.4%	2.7%	3.8%	0.0%	5.0%	1.7%
Mortgages	5.4%	12.3%	6.6%	6.9%	7.5%	8.2%	4.2%
Policy Loans	7.8%	7.8%	7.9%	8.1%	7.7%	8.0%	6.9%
Venture Capital	13.4%	19.1%	-15.1%	-19.7%	-35.2%	-19.7%	4.5%
Cash & Cash Equivalents	3.1%	1.8%	1.8%	0.5%	0.2%	0.0%	0.0%
Other Investments (2)	7.0%	10.9%	1.0%	-4.1%	-9.8%	-6.5%	1.8%
Total Cash and Invested Assets	6.6%	6.7%	6.1%	6.0%	5.7%	6.0%	6.1%

Investment Expenses and Discontinued Operations	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%
Total Net Investment Income yields	6.5%	6.5%	5.9%	5.9%	5.6%	5.9%	6.0%

(1)

Excludes debt and equity securities pledged as collateral.

(2)

Includes real estate, affiliates and other invested assets.

The Phoenix Companies, Inc.
General Account Realized Investment Gains and Losses
Third Quarter 2009 (unaudited)
($ Millions)

	YTD September		December 31,
	2009	2008	2008	2007	2006	2005
Realized Investment Gains and Losses
Debt Security	$(60.9)	$(94.6)	$(224.0)	$(46.7)	$(7.9)	$(31.2)
Equity Security	(3.5)	(1.6)	(2.7)	(0.5)		(2.1)
Mortgage Loan						(0.8)
Debt and Equity Securities Pledged as Collateral		(0.7)	(2.3)	(0.8)	(1.0)	(1.2)
Other Invested Asset	(9.8)	(8.8)	(16.0)	(3.9)
Total Impairment Losses	(74.2)	(105.7)	(245.0)	(51.9)	(8.9)	(35.3)
Debt Security Net Transaction	(40.3)	(10.8)	(9.8)	11.6	42.0	(18.0)
Equity Security Net Transaction	2.2	(0.4)	(29.5)	9.5	21.9	2.9
Venture Capital Net Investment	(1.3)	––	(3.0)	––	2.4	(13.9)
Mortgage Loan Net Transaction	(0.1)	––	(0.1)	1.4	3.2	––
Affiliate Equity Security Transaction				13.7	10.4	3.7
Real Estate Net Transaction	––	––	2.4	1.4	––	(0.6)
Settlement of HRH Stock Purchase Contracts	––	––	––	––	––	86.3
Other Invested Asset Net Transactions		(0.3)	(0.9)	3.7	4.2	7.2
Debt and Equity Securities Pledged as Collateral		1.5	2.2	1.8		2.5
CDO Deconsolidation	57.0
Total Net Transactions	17.5	(10.0)	(38.7)	43.1	84.1	70.1
Realized Gains (Losses) on Fair Value Option Securities	3.3	(8.0)	(18.4)	3.8	1.4	––
Realized Losses on Derivative Assets and Liabilities	(24.8)	(8.2)	6.3	(1.0)	(0.1)	(0.2)
Net Realized Investment Gains (Losses)	(78.2)	(131.9)	(295.8)	(6.0)	76.5	34.6

Closed Block Applicable PDO (Reduction)	(37.2)	(50.6)	(120.2)	4.4	46.0	(12.4)
Applicable Deferred Acquisition Costs (Credit)	(4.5)	(13.5)	(25.7)	0.2	(3.5)	17.6
Applicable Deferred Income Tax (Credit)	7.9	(23.2)	(50.2)	(5.6)	11.8	13.0
Net Realized Investment Gains (Losses) Included in Net Income (Loss)	$(44.4)	$(44.6)	$(99.7)	$(5.0)	$22.2	$16.4

The Phoenix Companies, Inc.
General Account Realized Investment Gains and Losses
Third Quarter 2009 (unaudited)
($ Millions)

Quarters ended
	2008				2009
	March	June	September	December	March	June	September
Realized Investment Gains and Losses
Debt Security	$(32.6)	$(24.9)	$(37.1)	$(129.4)	$(31.4)	$(19.1)	$(10.3)
Equity Security	(0.5)	(0.1)	(1.0)	(1.1)			(3.5)
Debt and Equity Securities Pledged as Collateral	––	––	(0.7)	(1.6)	––	––	––
Other Invested Asset	(7.3)	(1.5)		(7.2)	(6.9)	(1.8)	(1.1)
Total Impairment Losses	(40.4)	(26.5)	(38.8)	(139.3)	(38.3)	(20.9)	(14.9)
Debt Security Net Transactions	(2.8)	––	(8.0)	1.0	0.6	(32.8)	(8.2)
Equity Security Net Transactions	(0.2)	2.3	(2.5)	(29.1)	2.2		––
Venture Capital Net Investment	––	––	––	(3.0)	0.4	(1.4)	(0.3)
Mortgage Loan Net Transactions	(0.1)	––	––	––	(0.1)	––	––
Affiliate Equity Security Transactions	––	––	––	––	––	––	––
Real Estate Net Transactions	––	––	––	2.4	––	––	––
Other Invested Asset Net Transactions	0.6	(0.2)	(0.6)	(0.7)	(0.2)	0.4	(0.2)
Debt and Equity Securities Pledged as Collateral	0.8	0.6	0.1	0.7	––	––	––
CDO Deconsolidation	––	––	––	––	57.0	––	––
Total Net Transactions	(1.7)	2.7	(11.0)	(28.7)	59.9	(33.8)	(8.7)
Realized Gains (Losses) on Fair Value Option Securities	(3.6)	0.2	(4.6)	(10.4)	(2.3)	2.9	2.7
Realized Losses on Derivative Assets and Liabilities	(1.0)	(1.9)	(5.3)	14.5	6.1	(34.4)	3.5
Net Realized Investment Gains (Losses)	(46.7)	(25.5)	(59.7)	(163.9)	25.4	(86.2)	(17.4)

Closed Block Applicable PDO (Reduction)	(15.5)	(9.5)	(25.6)	(69.6)	(12.5)	7.0	(9.4)
Applicable Deferred Acquisition Costs (Credit)	(6.0)	(3.6)	(3.9)	(12.2)	(0.4)	(27.4)	1.0
Applicable Deferred Income Tax (Credit)	(9.1)	(4.6)	(10.3)	(26.2)	(5.0)	1.2	11.7
Net Realized Investment Gains (Losses) Included in Net Income (Loss)	$(16.1)	$(7.8)	$(19.9)	$(55.9)	$43.3	$(67.0)	$(20.7)